UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2015

Date of reporting period:  August 31, 2015

Item 1. Reports to Stockholders.

Annual Report

Experienced People Consistent Philosophy Disciplined Process

Geneva Advisors Funds

Geneva Advisors All Cap Growth Fund
Class R Shares (GNVRX)
Class I Shares (GNVIX)

Geneva Advisors Equity Income Fund
Class R Shares (GNERX)
Class I Shares (GNEIX)

Geneva Advisors International Growth Fund
Class R Shares (GNFRX)
Class I Shares (GNFIX)

Geneva Advisors Small Cap Opportunities Fund
Class R Shares (GNORX)
Class I Shares (GNOIX)

Geneva Advisors Emerging Markets Fund
Class R Shares (GNLRX)
Class I Shares (GNLIX)

August 31, 2015
Investment Advisor

Geneva Advisors, LLC
181 W. Madison Street, Suite 3575
Chicago, IL 60602

Phone:  1-877-343-6382

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLES	7

INVESTMENT HIGHLIGHTS	10

SCHEDULES OF INVESTMENTS	25

STATEMENTS OF ASSETS AND LIABILITIES	44

STATEMENTS OF OPERATIONS	46

STATEMENTS OF CHANGES IN NET ASSETS	48

FINANCIAL HIGHLIGHTS	53

NOTES TO FINANCIAL STATEMENTS	63

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	77

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	78

NOTICE OF PRIVACY POLICY & PRACTICES	84

ADDITIONAL INFORMATION	85

October 2015

Dear Client:

The third quarter was difficult for the broad markets with both global and domestic indices experiencing large declines. Uncertainty and volatility is to be expected in the capital markets as the shift from supportive monetary policy to an emphasis on real growth has started to take place. Short term, the markets may react unpredictably and uncomfortably. This anxiety creates investment opportunities.

Erratic growth in China, declining commodity prices, Federal Reserve policy and a number of other political and economic factors were blamed for the volatile markets. These issues have given bearish prognosticators numerous talking points. Bear markets in the United States have historically coincided with economic recessions. While sluggish growth and benign inflation have muted Gross Domestic Product (GDP) expansion, overall we think the domestic economy is on a reasonable path towards stability, with the usual set of known problems and unknown risks. Data suggest the economy continues to be fragile, with certain sectors expanding and certain sectors contracting. Our thesis has been to invest in solid companies that have dominant and durable market leadership.

Investing through a capital markets transition is unlike the past several years, when index investing has been successful. In our view, now is the time for an emphasis on high conviction investments and thorough corporate fundamental analysis.

The U.S. Central Bank held the overnight lending rate unchanged at its September meeting, which surprised many market participants. While the timing of the first increase will receive a great deal of attention, ultimately the pace of interest rate hikes is the most critical factor. Absent an unexpected increase in inflation, we believe the Fed will move slowly with rate increases. More important to your investment portfolios, surrounding the periods of rate discussion and debate, inevitable market anxiety will create investment opportunities. We remain ready and will try to take advantage of these periods.

Growth Strategies Commentary

Historically, market corrections have often caused higher growth companies to underperform the broad market. This was not the case this time as growth stocks generally declined less than value stocks during the third quarter.

Geneva’s portfolio weighting in the energy sector has been near an all-time low. The energy sector has been among the worst performers year-to-date. Oil supply has increased in the United States, and despite declining prices, Saudi Arabia has not cut production. Meanwhile, the stronger dollar has hurt commodity prices. We continue to monitor the sector closely and have identified several attractive energy companies.

Tax efficiency continues to be a focus for the firm. During volatile markets, our experience has been to prudently book losses and upgrade the portfolios when possible. In September, we made decisions within most strategies to book tax losses. We will harvest losses where appropriate without giving up the ability for the portfolios to generate long-term results.

Looking ahead, we continue to favor companies within the consumer discretionary, health care and technology sectors. Within specific consumer discretionary investments, we find investment opportunities for market leaders with strong balance sheets. Within specific health care investments, global demographics and the value placed on extending life provide long-term earnings growth potential. Within specific technology investments, diversified revenue sources and competitive upgrade pressures provide for compelling revenue and earnings growth prospects. Overall high quality growth companies remain attractive relative to their historical valuations and to the broader equity market.

Equity Income Strategies Commentary

After many years of low interest rates, the transition back to normal rates is understandably disorganized and often short-sighted. In thinking about longer-term orientations, we increased exposure to finance sector stocks in our equity income strategies. Unfortunately, rates have declined, creating a headwind for the performance of financial sector equities.

Master Limited Partnerships (MLPs) and midstream energy focused equities have had a difficult year. The plunge in oil prices has weighed on MLP performance and our holdings have not been immune to these declines. While our MLP weighting has been low, our holdings nonetheless have limited strategy performance. Leveraged institutional investors in this sector have made reactionary decisions in the short-term, a framework that we think creates investment opportunities. Overall we remain confident in the long-term appeal of MLPs and the solid yields these positions can generate.

Our equity income strategies have continued to produce attractive and growing dividend yields relative to the broader markets, which may be important in an uncertain interest rate environment.

Looking Ahead

While volatility is likely to persist, we believe a prolonged period of modest economic growth may continue to provide a positive backdrop for equities.

Corporate earnings season is about to begin. We expect the good, the bad and the ugly. Overall we expect aggregate S&P 500 earnings growth to be negative, which can be attributed mainly to weakness in the energy sector and the effects of a strong U.S. dollar on foreign earnings. Third quarter results exceeding analysts’ expectations could be catalysts for strong market performance.

Market corrections trigger liquidations affecting both strong and weak companies. The most recent downturn was no exception. The broad sell-off has produced attractive valuations which we plan to exploit with opportunistic purchases. The flexibility to do so is a key advantage of active management.

The Geneva Advisors All Cap Growth Fund’s Class R shares had a -1.73% return for the six-month period ended August 31, 2015 versus -3.87% for the Russell 3000 Growth Total Return Index.  The Fund’s Class I shares had a return of -1.58% for the same period. The top sectors contributing to the All Cap Growth Fund’s performance for the period were Consumer Discretionary and Energy.  The sectors underperforming were Industrials and Financials.  The top stocks contributing to performance for the period were Regeneron, Amazon.com, and Facebook.  Stocks that detracted from performance the most were Biogen and B/E Aerospace.

For the six months ended August 31, 2015, the Geneva Advisors Equity Income Fund’s Class R shares returned -9.66% and the Fund’s Class I shares had a return of -9.50% versus -6.73% for the benchmark, the Russell 1000 Value Total Return Index.  The top contributing sectors to performance were Consumer Staples and Health Care.  The bottom contributors were Industrials and Financials.  The top performing holdings were Starbucks, Macquarie Infrastructure, and JPMorgan Chase.  The underperforming holdings were Union Pacific, Sunoco, and B/E Aerospace.

The Geneva Advisors International Growth Fund’s Class R shares returned -11.75% for the six-month period ended August 31, 2015, compared to -8.39% for the Russell Global Ex US Index and -8.91% return for the MSCI ACWI ex USA Index.  The Fund’s Class I shares returned -11.59% for the same period. The top contributing sectors for the strategy were Information Health Care and Telecommunication Services.  The bottom contributors were Industrials and Information Technology.  The top performing holdings were Norvo Nordisk, Luxottica Group, and Dollarama, while the bottom performing holdings were CaesarStone Sdot-Yam, Arm Holdings, and Baidu.

The Geneva Advisors Small Cap Opportunities Fund’s Class R shares returned -6.80% for the six-month period ended August 31, 2015, versus the Russell 2000 Growth Total Return Index returns of -3.67%. The Fund’s Class I shares returned -6.68% for the same six-month period. The top performing sectors were Consumer Discretionary and Information Technology while the bottom performing sectors were Consumer Staples and Industrials. The top performing holdings were Imperva, BioSpecifics Technologies, and Manhattan Associates while the bottom performing holdings were Unites Natural Foods, Envestnet, and CaesarStone Sdot-Yam

The Geneva Advisors Emerging Markets Fund’s Class I shares had a -20.30% return for the six-months ended August 31, 2015, versus -15.97% for the MSCI Emerging Markets Net Index for the period.  The Fund’s Class R shares had a return of -20.32% for the same period.  The positive sector contributors for the Emerging Markets Fund came from our stocks in the Utilities and Health Care sectors, while the negative contributors came from our holdings in the Information Technology, Industrials, and Financials sectors.  The top contributing stocks to performance during the six-month period were Amorepacific Corp., Dr. Reddy’s Laboratories, and SINA Corp.  The stocks that underperformed were ICICI Bank, Autohome, and Baidu.

Thank you for the continued trust you have placed in Geneva. The Principals and employees of Geneva and our families continue to be your partners, investing in the same strategies as our clients.

Best Regards,

Geneva Advisors

Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

The Funds may invest in small, mid and/or micro cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in American Depositary Receipts (ADRs), in foreign securities and emerging markets, which involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Funds may invest in growth stocks, which are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  The Equity Income Fund may invest in Master Limited Partnerships (MLPs).  Investment returns of MLPs are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  The Equity Income Fund may invest in Real Estate Investment Trusts (REITs), which involved additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.  The Funds may invest in other investment companies, including Exchange-Traded Funds (ETFs), and will bear additional expenses the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.

The Russell 3000 Growth Total Return Index consists of the growth segment of the 3,000 companies in the Russell 300 Index.  The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% in the investable U.S. equity market.

The Russell 1000 Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

The S&P 500 Index includes 500 leading companies in leading industries of the U.S. economy.  Although the S&P 500 focuses on the large cap segment of the market, it is also a proxy for the total market.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe.  It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell Global Index ex-US Index selects, ranks, and weights securities by fundamental measures of company size as opposed to market capitalization. The fundamental overall company scores are created using as the universe the members of the Russell Global ex-U.S. Index.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Geneva Funds are distributed by Quasar Distributors, LLC

Geneva Advisors Funds
Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and shareholder servicing fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/15 - 8/31/15).

Actual Expenses

The first table provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of ETFs or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, and fund administration and accounting, custody and transfer agent fees. You may use the information in the first table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are

Geneva Advisors Funds
Expense Examples (Unaudited) (Continued)

meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Based on Actual Fund Returns

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	3/1/15	8/31/15	3/1/15 - 8/31/15	Expense Ratio
All Cap Growth Fund*
Class R	$1,000.00	$982.70	$7.25	1.45%
Class I	$1,000.00	$984.20	$5.50	1.10%

Equity Income Fund*
Class R	$1,000.00	$903.40	$6.96	1.45%
Class I	$1,000.00	$905.00	$5.28	1.10%

International Growth Fund*
Class R	$1,000.00	$882.50	$6.88	1.45%
Class I	$1,000.00	$884.10	$5.22	1.10%

Small Cap Opportunities Fund*
Class R	$1,000.00	$932.00	$7.55	1.55%
Class I	$1,000.00	$933.20	$5.85	1.20%

Emerging Markets Fund*
Class R	$1,000.00	$796.80	$7.25	1.60%
Class I	$1,000.00	$797.00	$5.66	1.25%

*
Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the most recent 12-month period (365).

Geneva Advisors Funds
Expense Examples (Unaudited) (Continued)

Based on Hypothetical 5% Yearly Returns

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	3/1/15	8/31/15	3/1/15 - 8/31/15	Expense Ratio
All Cap Growth Fund*
Class R	$1,000.00	$1,017.90	$7.37	1.45%
Class I	$1,000.00	$1,019.66	$5.60	1.10%

Equity Income Fund*
Class R	$1,000.00	$1,017.90	$7.37	1.45%
Class I	$1,000.00	$1,019.66	$5.60	1.10%

International Growth Fund*
Class R	$1,000.00	$1,017.90	$7.37	1.45%
Class I	$1,000.00	$1,019.66	$5.60	1.10%

Small Cap Opportunities Fund*
Class R	$1,000.00	$1,017.39	$7.88	1.55%
Class I	$1,000.00	$1,019.16	$6.11	1.20%

Emerging Markets Fund*
Class R	$1,000.00	$1,017.14	$8.13	1.60%
Class I	$1,000.00	$1,018.90	$6.36	1.25%

*
Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the most recent 12-month period (365).

Geneva Advisors All Cap Growth Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies without regard to market capitalizations. The Fund’s investment strategy focuses on identifying stocks within multiple industry groups. Using quantitative and qualitative measures established by the Advisor, the Fund seeks to purchase common stocks that have stronger relative performance than other common stocks. The Fund’s allocation of portfolio holdings as of August 31, 2015 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Geneva Advisors All Cap Growth Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of August 31, 2015

	Annualized
			Since
	One	Five	Inception
	Year	Years	(9/28/07)
Class R	2.27%	11.62%	4.98%
Class I	2.63%	11.98%	5.30%
Russell 3000 Growth Total Return Index	4.30%	17.43%	7.42%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on September 28, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 3000 Growth Total Return Index consists of the growth segment of the 3,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% in the investable U.S. equity market. One cannot invest directly in an index.

Geneva Advisors All Cap Growth Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors All Cap Growth Fund – Class R
Growth of $10,000 Investment

Geneva Advisors All Cap Growth Fund – Class I
Growth of $100,000 Investment

*	Inception Date

Geneva Advisors Equity Income Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is current income, with a secondary objective of modest capital appreciation. The Fund seeks to achieve its investment objective by investing in publicly traded securities without regard to market capitalizations. The Fund’s investment strategy focuses on identifying stocks within multiple industry groups. The Fund seeks to generate current income while providing a modest amount of capital appreciation. The Fund has wide flexibility in types of securities used to generate a current income yield. The Fund’s allocation of portfolio holdings as of August 31, 2015 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Geneva Advisors Equity Income Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of August 31, 2015

	Annualized
			Since
	One	Five	Inception
	Year	Years	(4/30/10)
Class R	(5.75)%	11.47%	10.85%
Class I	(5.42)%	11.83%	11.23%
Russell 1000 Value Total Return Index	(3.48)%	14.68%	11.12%
Russell 1000 Index	0.40%	16.07%	12.46%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on April 30, 2010, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 1000 Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The Russell 1000 Index is an index of approximately 1,000 of the largest companies in the U.S. equity markets. One cannot invest directly in an index.

Geneva Advisors Equity Income Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors Equity Income Fund – Class R
Growth of $10,000 Investment

Geneva Advisors Equity Income Fund – Class I
Growth of $100,000 Investment

*	Inception Date

Geneva Advisors International Growth Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. and foreign issuers without regard to market capitalizations. The Fund typically invests in securities of issuers from at least three or more non-U.S. countries, with at least 40% of the Fund’s net assets invested in securities of foreign issuers. The Fund’s allocation of portfolio holdings as of August 31, 2015 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

*	For additional details on allocation of portfolio holdings by country, please see the Schedule of Investments.

Geneva Advisors International Growth Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of August 31, 2015

		Since
	One	Inception
	Year	(5/30/13)
Class R	(12.96)%	0.77%
Class I	(12.69)%	1.16%
MSCI ACWI ex USA Index	(12.35)%	0.23%
Russell Global ex US Index(1)	(11.96)%	0.78%

(1)	The Russell Global ex US Index has replaced the MSCI ACWI ex USA Index as the primary benchmark as it is a more appropriate comparison.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on May 30, 2013, the inception date of the Fund. The graph does not reflect any future performance.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The Russell Global ex US Index measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. You cannot invest directly in an index.

Geneva Advisors International Growth Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors International Growth Fund – Class R
Growth of $10,000 Investment

Geneva Advisors International Growth Fund – Class I
Growth of $100,000 Investment

*	Inception Date

Geneva Advisors Small Cap Opportunities Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of small-cap U.S. companies. Equity securities in which the Fund may invest also include other investment companies and ETFs that invest in the equity securities of small-cap companies. The Fund’s allocation of portfolio holdings as of August 31, 2015 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Geneva Advisors Small Cap Opportunities Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of August 31, 2015

		Since
	One	Inception
	Year	(12/27/13)
Class R	6.52%	(1.65)%
Class I	6.89%	(1.32)%
Russell 2000 Growth Index	5.11%	4.11%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on December 27, 2013, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price to value ratios and higher forecasted growth values. One cannot invest directly in an index.

Geneva Advisors Small Cap Opportunities Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors Small Cap Opportunities Fund – Class R
Growth of $10,000 Investment

Geneva Advisors Small Cap Opportunities Fund – Class I
Growth of $100,000 Investment

*	Inception Date

Geneva Advisors Emerging Markets Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common and preferred stocks of companies located in emerging market countries without regard to market capitalization.  The Fund may invest in companies whose securities are traded on a U.S. exchange, and denominated in U.S. dollars, in the form of ADRs.  Equity securities in which the Fund may invest also include other investment companies and ETFs that invest in equity securities of companies located in emerging markets. The Fund’s allocation of portfolio holdings as of August 31, 2015 is shown below.

Allocation of Portfolio Holdings*
(% of Investments)

*	For additional details on allocation of portfolio holdings by country, please see the Schedule of Investments.

Geneva Advisors Emerging Markets Fund
Investment Highlights (Unaudited) (Continued)

Total Returns – As of August 31, 2015

Since
Inception
(11/26/14)
Class R	(23.15)%
Class I	(23.05)%
MSCI Emerging Markets Net Index	(17.47)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on November 26, 2014, the inception date of the Fund. The graph does not reflect any future performance.

MSCI Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. One cannot invest directly in an index.

Geneva Advisors Emerging Markets Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors Emerging Markets Fund – Class R
Growth of $10,000 Investment

Geneva Advisors Emerging Markets Fund – Class I
Growth of $100,000 Investment

*	Inception Date

Geneva Advisors All Cap Growth Fund
Schedule of Investments
August 31, 2015

	Shares	Value
COMMON STOCKS 98.37%

Aerospace & Defense 1.91%
B/E Aerospace, Inc.	63,299	$3,085,826

Biotechnology 11.11%
BioMarin Pharmaceutical, Inc. (a)	8,695	1,123,742
Celgene Corp. (a)	72,390	8,547,811
Gilead Sciences, Inc.	11,294	1,186,661
Regeneron Pharmaceuticals, Inc. (a)	13,899	7,137,136
		17,995,350

Capital Markets 2.85%
Affiliated Managers Group, Inc. (a)	18,346	3,420,428
WisdomTree Investments, Inc.	63,922	1,198,538
		4,618,966

Chemicals 2.53%
Ecolab, Inc.	17,775	1,939,963
Sherwin-Williams Co.	8,452	2,162,106
		4,102,069

Diversified Financial Services 2.02%
McGraw Hill Financial, Inc.	33,786	3,276,904

Electrical Equipment 1.53%
Acuity Brands, Inc.	12,713	2,477,382

Energy Equipment & Services 1.07%
Core Laboratories NV (b)	14,925	1,726,524

Food & Staples Retailing 1.43%
CVS Health Corp.	22,640	2,318,336

Health Care Equipment & Supplies 4.42%
Align Technology, Inc. (a)	19,140	1,083,324
Edwards Lifesciences Corp. (a)	20,028	2,821,544
IDEXX Laboratories, Inc. (a)	45,455	3,248,669
		7,153,537

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Schedule of Investments (Continued)
August 31, 2015

	Shares	Value

Health Care Providers & Services 5.97%
Acadia Healthcare Co., Inc. (a)	61,477	$4,489,665
Centene Corp. (a)	51,055	3,151,115
HCA Holdings, Inc. (a)	23,424	2,028,987
		9,669,767

Hotels, Restaurants & Leisure 6.85%
Chipotle Mexican Grill, Inc. (a)	9,792	6,952,418
Starbucks Corp.	75,583	4,135,146
		11,087,564

Internet & Catalog Retail 5.26%
Amazon.com, Inc. (a)	13,633	6,992,229
TripAdvisor, Inc. (a)	21,783	1,522,632
		8,514,861

Internet Software & Services 5.61%
Facebook, Inc. (a)	86,888	7,770,394
LinkedIn Corp. (a)	7,268	1,312,601
		9,082,995

IT Services 11.09%
Alliance Data Systems Corp. (a)	15,587	4,008,821
FleetCor Technologies, Inc. (a)	16,348	2,438,468
Gartner, Inc. (a)	48,677	4,162,370
MasterCard, Inc.	79,560	7,348,957
		17,958,616

Life Sciences Tools & Services 1.81%
ICON, PLC (a)(b)	38,141	2,936,857

Machinery 3.13%
Middleby Corp. (a)	46,751	5,074,821

Pharmaceuticals 1.68%
Allergan PLC (a)(b)	8,977	2,726,674

Professional Services 2.13%
Robert Half International, Inc.	67,398	3,439,320

Real Estate Management & Development 1.25%
CBRE Group, Inc. (a)	63,209	2,023,952

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Schedule of Investments (Continued)
August 31, 2015

	Shares	Value

Road & Rail 1.39%
Kansas City Southern	11,567	$1,072,724
Old Dominion Freight Lines, Inc. (a)	17,621	1,171,620
		2,244,344

Semiconductors & Semiconductor Equipment 2.68%
ARM Holdings PLC - ADR	47,647	2,008,798
NXP Semiconductors NV (a)(b)	27,479	2,326,097
		4,334,895

Software 8.75%
Manhattan Associates, Inc. (a)	53,726	3,141,896
Salesforce.com, Inc. (a)	50,182	3,480,624
ServiceNow, Inc. (a)	27,541	1,954,309
Tyler Technologies, Inc. (a)	40,491	5,589,378
		14,166,207

Specialty Retail 6.23%
Tractor Supply Co.	65,487	5,586,696
Ulta Salon Cosmetics & Fragrance, Inc. (a)	28,453	4,498,135
		10,084,831

Thrifts & Mortgage Finance 1.55%
Bofi Holding, Inc. (a)	21,595	2,501,565

Wireless Telecommunication Services 4.12%
SBA Communications Corp. (a)	56,469	6,674,636
TOTAL COMMON STOCKS (Cost $110,139,301)		159,276,799

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Schedule of Investments (Continued)
August 31, 2015

	Shares	Value
SHORT-TERM INVESTMENTS 3.79%
Money Market Fund 3.79%
Fidelity Institutional Money Market Portfolio	6,135,577	$6,135,577
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,135,577)		6,135,577

Total Investments (Cost $116,274,878) 102.16%		165,412,376
Liabilities in Excess of Other Assets (2.16)%		(3,490,577)
TOTAL NET ASSETS 100.00%		$161,921,799

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.

Abbreviations:
ADR	American Depositary Receipt
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Geneva Advisors, LLC.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments
August 31, 2015

	Shares	Value

COMMON STOCKS 91.52%

Aerospace & Defense 5.96%
B/E Aerospace, Inc.	116,368	$5,672,940
Boeing Co.	60,639	7,924,305
		13,597,245

Air Freight & Logistics 1.08%
United Parcel Service, Inc.	25,242	2,464,881

Banks 5.95%
East West Bancorp, Inc.	74,681	3,017,859
JPMorgan Chase & Co.	164,966	10,574,321
		13,592,180

Biotechnology 1.45%
Gilead Sciences, Inc.	31,599	3,320,107

Capital Markets 14.26%
Ameriprise Financial, Inc.	66,503	7,492,893
Artisan Partners Asset Management, Inc.	84,894	3,469,618
Blackstone Group LP	295,262	10,112,723
Och-Ziff Capital Management Group, LLC	434,611	4,385,225
TD Ameritrade Holding Corp.	212,036	7,094,725
		32,555,184

Chemicals 3.81%
CF Industries Holdings, Inc.	41,904	2,404,451
LyondellBasell Industries NV (a)	20,415	1,743,033
Monsanto Co.	46,609	4,551,369
		8,698,853

Electric Utilities 0.99%
Brookfield Infrastructure Partners LP (a)	57,170	2,258,215

Energy Equipment & Services 0.86%
Schlumberger Ltd.	25,376	1,963,341

Food & Staples Retailing 3.37%
Walgreens Boots Alliance Inc.	88,995	7,702,517

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments (Continued)
August 31, 2015

	Shares	Value
Health Care Equipment & Supplies 2.95%
Becton, Dickinson & Co.	47,711	$6,728,205

Health Care Providers & Services 3.15%
Anthem, Inc.	26,852	3,787,475
Cardinal Health, Inc.	41,511	3,415,110
		7,202,585

Hotels, Restaurants & Leisure 3.56%
Starbucks Corp.	148,465	8,122,520

Household Durables 2.45%
Whirlpool Corp.	33,322	5,601,428

Media 6.26%
Comcast Corp.	138,215	7,785,651
Time Warner, Inc.	91,668	6,517,595
		14,303,246

Oil, Gas & Consumable Fuels 7.63%
Dominion Midstream Partners LP	20,000	732,800
Enterprise Products Partners LP	104,825	2,946,631
EQT Midstream Partners LP	21,816	1,697,285
Magellan Midstream Partners LP	75,165	5,304,394
Sunoco Logistics Partners LP	74,362	2,515,666
Sunoco LP	107,118	4,218,307
		17,415,083

Pharmaceuticals 4.14%
AbbVie, Inc.	55,359	3,454,955
Bristol Myers Squibb Co.	52,376	3,114,801
Merck & Co., Inc.	53,425	2,876,936
		9,446,692

Professional Services 1.43%
CEB, Inc.	45,433	3,253,911

Real Estate Management & Development 2.32%
Brookfield Asset Management, Inc. (a)	168,721	5,306,275

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments (Continued)
August 31, 2015

	Shares	Value
Road & Rail 2.51%
Union Pacific Corp.	66,769	$5,724,774
Semiconductors & Semiconductor Equipment 2.69%
Microchip Technology, Inc.	144,491	6,140,868

Software 3.44%
Microsoft Corp.	180,450	7,853,184

Specialty Retail 2.61%
Home Depot, Inc.	51,095	5,950,524

Technology Hardware, Storage & Peripherals 2.94%
Apple, Inc.	59,581	6,718,354

Trading Companies & Distributors 0.30%
Fortress Transportation and Infrastructure Investors, LLC	50,000	676,000

Transportation Infrastructure 5.41%
Macquarie Infrastructure Co. LLC	156,788	12,342,351
TOTAL COMMON STOCKS (Cost $189,716,863)		208,938,523

REAL ESTATE INVESTMENT TRUSTS 6.31%
American Tower Corp.	88,197	8,130,881
Cyrusone, Inc.	198,175	6,274,221
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $12,795,164)		14,405,102

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments (Continued)
August 31, 2015

	Shares	Value

SHORT-TERM INVESTMENTS 2.15%

Money Market Fund 2.15%
Fidelity Institutional Money Market Portfolio	4,906,649	$4,906,649
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,906,649)		4,906,649

Total Investments (Cost $207,418,676) 99.98%		228,250,274
Other Assets in Excess of Liabilities 0.02%		56,192
TOTAL NET ASSETS 100.00%		$228,306,466

Percentages are stated as a percent of net assets.

(a)	Foreign issued security.

Abbreviations:
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Geneva Advisors, LLC.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Schedule of Investments
August 31, 2015

	Shares	Value

COMMON STOCKS 99.14%

Brazil 1.20%
Embraer SA - ADR	9,063	$229,113

Canada 13.70%
Brookfield Asset Management, Inc.	6,421	201,940
Canadian National Railway, Co.	10,560	585,869
Dollarama, Inc.	11,548	659,384
Lululemon Athletica, Inc. (a)	10,609	679,082
Ritchie Bros. Auctioneers	17,729	488,966
		2,615,241

China 5.08%
Alibaba Group Holding Ltd. - ADR (a)	6,535	432,094
Baidu, Inc. - ADR (a)	3,655	538,199
		970,293

Denmark 4.45%
Novo Nordisk A/S - ADR	10,180	562,648
Pandora A/S	2,476	286,203
		848,851

France 5.02%
Criteo SA - ADR (a)	12,151	476,441
Hermes International	1,360	482,553
		958,994

Germany 2.53%
HELLA KGaA Hueck & Co.	11,490	482,044

Hong Kong 4.96%
AIA Group Ltd.	65,000	359,132
Nord Anglia Education, Inc. (a)	28,645	588,368
		947,500

India 4.07%
HDFC Bank Ltd. - ADR	13,623	776,375

Ireland 8.19%
Allergan PLC (a)	1,598	485,377
ICON, PLC (a)	9,503	731,731

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Schedule of Investments (Continued)
August 31, 2015

	Shares	Value

Ireland 8.19% (Continued)
Trinity Biotech, PLC - ADR	22,536	$346,153
		1,563,261

Israel 1.44%
Caesarstone Sdot-Yam, Ltd. (a)	6,885	273,954

Italy 3.32%
Luxottica Group SpA - ADR	9,339	633,091

Japan 7.95%
FANUC Corp.	1,900	307,706
Hoya Corp.	7,000	273,107
Keyence Corp.	800	370,335
Nidec Corp.	7,228	565,931
		1,517,079

Mexico 1.79%
Grupo Televisa SAB - ADR	11,191	341,997

Netherlands 10.57%
AerCap Holdings NV (a)	17,646	741,838
ASML Holding NV - ADR	7,250	659,895
NXP Semiconductors NV (a)	7,285	616,675
		2,018,408

Norway 2.94%
Statoil ASA - ADR	36,243	561,404

Spain 5.29%
Amadeus IT Holding SA	12,537	522,421
Grifols SA - ADR	16,062	486,518
		1,008,939

Sweden 1.68%
ASSA ABLOY AB	16,810	321,243

Switzerland 1.12%
ACE, Ltd.	2,102	214,740

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Schedule of Investments (Continued)
August 31, 2015

	Shares	Value
United Kingdom 6.78%
ARM Holdings PLC - ADR	19,087	$804,708
Intercontinental Hotels Group PLC	13,097	490,347
		1,295,055

United States 7.06%
Euronet Worldwide, Inc. (a)	6,892	444,327
Mead Johnson Nutrition, Co.	6,979	546,735
Schlumberger Ltd.	4,614	356,985
		1,348,047
TOTAL COMMON STOCKS (Cost $18,680,127)		18,925,629

SHORT-TERM INVESTMENTS 0.81%
Money Market Fund 0.81%
Fidelity Institutional Money Market Portfolio	154,534	154,534
TOTAL SHORT-TERM INVESTMENTS
(Cost $154,534)		154,534

Total Investments (Cost $18,834,661) 99.95%		19,080,163
Other Assets in Excess of Liabilities 0.05%		10,028
TOTAL NET ASSETS 100.00%		$19,090,191

Percentages are stated as a percent of net assets.

(a)	on-income producing security.

Abbreviations:
AB	Aktiebolag is a Swedish term for limited company or corporation.
ADR	American Depositary Receipt
A/S	Aktieselskap is the Danish term for a stock company, which signifies that shareholders have limited liability.
ASA	Allmennaksjeselskap is a Norwegian term which signifies that the company is listed in the stock-exchange.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	Abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund
Schedule of Investments
August 31, 2015

	Shares	Value

COMMON STOCKS 93.82%

Air Freight & Logistics 2.02%
Forward Air Corp.	5,611	$252,607

Biotechnology 2.86%
BioSpecifics Technologies Corp. (a)	5,159	256,196
Celldex Therapeutics, Inc. (a)	3,624	53,780
Esperion Therapeutics, Inc. (a)	988	47,375
		357,351

Building Products 3.51%
Caesarstone Sdot-Yam, Ltd. (a)(b)	5,126	203,963
Trex Co, Inc. (a)	6,037	234,296
		438,259

Capital Markets 3.16%
Artisan Partners Asset Management, Inc.	4,667	190,740
WisdomTree Investments, Inc.	10,870	203,813
		394,553

Consumer Finance 4.94%
First Cash Financial Services, Inc. (a)	6,349	262,023
PRA Group, Inc. (a)	6,649	354,325
		616,348

Diversified Consumer Services 10.30%
Bright Horizons Family Solutions, Inc. (a)	6,855	418,978
Carriage Services, Inc.	13,756	315,700
Grand Canyon Education, Inc. (a)	8,789	324,841
Nord Anglia Education, Inc. (a)(b)	10,983	225,591
		1,285,110

Diversified Financial Services 4.55%
MarketAxess Holdings, Inc.	6,276	567,476

Electrical Equipment 1.83%
Franklin Electric Co., Inc.	7,799	228,433

Food & Staples Retailing 2.85%
United Natural Foods, Inc. (a)	7,387	355,684

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund
Schedule of Investments (Continued)
August 31, 2015

	Shares	Value

Health Care Equipment & Supplies 14.15%
Align Technology, Inc. (a)	7,027	$397,728
GenMark Diagnostics, Inc. (a)	8,558	88,490
Insulet Corp. (a)	8,264	245,523
LDR Holding Corp. (a)	10,691	398,988
Neogen Corp. (a)	6,665	344,181
Trinity Biotech, PLC - ADR	18,982	291,564
		1,766,474

Health Care Providers & Services 4.31%
Acadia Healthcare Co., Inc. (a)	5,139	375,301
ExamWorks Group, Inc. (a)	4,534	162,408
		537,709

Hotels, Restaurants & Leisure 3.57%
Buffalo Wild Wings, Inc. (a)	1,769	335,544
Del Friscos Restaurant Group, Inc. (a)	7,405	109,890
		445,434

Internet Software & Services 7.71%
Carbonite, Inc. (a)	17,911	197,200
Criteo SA - ADR (a)	5,724	224,438
Envestnet, Inc. (a)	8,264	258,085
Maxpoint Interactive, Inc. (a)	1,000	4,660
SPS Commerce, Inc. (a)	4,089	278,134
		962,517

IT Services 2.23%
Euronet Worldwide, Inc. (a)	4,315	278,188

Life Sciences Tools & Services 2.52%
ICON, PLC (a)(b)	4,082	314,314

Oil, Gas & Consumable Fuels 0.91%
RSP Permian, Inc. (a)	4,757	113,883

Pharmaceuticals 3.34%
Akorn, Inc. (a)	3,537	140,737
Aratana Therapeutics, Inc. (a)	8,530	150,640
Intersect ENT, Inc. (a)	4,933	125,594
		416,971

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund
Schedule of Investments (Continued)
August 31, 2015

	Shares	Value

Professional Services 4.43%
CEB, Inc.	4,767	$341,412
On Assignment, Inc. (a)	5,857	210,735
		552,147

Software 12.08%
Ellie Mae, Inc. (a)	1,729	125,231
Imperva, Inc. (a)	8,324	495,944
Manhattan Associates, Inc. (a)	7,187	420,296
Tyler Technologies, Inc. (a)	3,377	466,161
		1,507,632

Specialty Retail 0.35%
Boot Barn Holdings, Inc. (a)	2,000	43,680

Technology Hardware, Storage & Peripherals 2.20%
Super Micro Computer, Inc. (a)	10,013	273,856
TOTAL COMMON STOCKS (Cost $12,305,575)		11,708,626

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund
Schedule of Investments (Continued)
August 31, 2015

	Shares	Value

SHORT-TERM INVESTMENTS 5.90%

Money Market Fund 5.90%
Fidelity Institutional Money Market Portfolio	736,590	$736,590
TOTAL SHORT-TERM INVESTMENTS
(Cost $736,590)		736,590

Total Investments (Cost $13,042,165) 99.72%		12,445,216
Other Assets in Excess of Liabilities 0.28%		35,264
TOTAL NET ASSETS 100.00%		$12,480,480

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.

Abbreviations:

ADR	American Depositary Receipt
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	Société Anonyme is a French term for a publicly traded company.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Geneva Advisors, LLC.

The accompanying notes are an integral part of these financial statements.

Geneva Emerging Markets Fund
Schedule of Investments
August 31, 2015

	Shares	Value

COMMON STOCKS 92.70%

Brazil 7.51%
AMBEV SA - ADR	5,677	$29,918
BRF SA - ADR	1,633	31,109
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	4,438	19,216
Embraer SA - ADR	1,083	27,378
Valid Solucoes e Servicos de Seguranca em Meios de
Pagamento e Identificacao SA	2,381	30,857
		138,478

Cambodia 0.92%
NagaCorp Ltd.	27,400	16,938

Chile 0.71%
Sociedad Quimica Minera de Chile SA - ADR	832	13,046

China 14.71%
Alibaba Group Holding Ltd. - ADR (a)	745	49,259
Autohome, Inc. - ADR (a)	1,607	50,010
Baidu, Inc. - ADR (a)	548	80,693
CNOOC Ltd. - ADR	157	19,660
PetroChina Co. Ltd. - ADR	556	46,448
Tencent Holdings Ltd.	1,500	25,121
		271,191

Egypt 3.28%
Commercial International Bank	10,880	60,362

Hong Kong 3.33%
AIA Group Ltd.	11,100	61,329

India 15.96%
Dr. Reddy’s Laboratories Ltd. - ADR	509	33,121
HDFC Bank Ltd. - ADR	2,165	123,383
ICICI Bank, Ltd. - ADR	9,334	81,393
Larsen & Toubro Ltd.	2,344	56,338
		294,235

Indonesia 0.97%
Matahari Putra Prima Tbk PT	100,000	17,781

The accompanying notes are an integral part of these financial statements.

Geneva Emerging Markets Fund
Schedule of Investments (Continued)
August 31, 2015

	Shares	Value

Malaysia 2.83%
IHH Healthcare Bhd	37,500	$52,163

Mexico 12.21%
Alsea SAB de CV	17,708	54,774
Controladora Vuela Compania de Aviacion
SAB de CV - ADR (a)	2,101	28,027
Fomento Economico Mexicano SAB de CV - ADR	697	62,054
Gruma SAB de CV	1,589	21,494
Grupo Financiero Banorte SAB de CV	3,501	16,759
Grupo Televisa SAB - ADR	1,370	41,867
		224,975

Myanmar 1.83%
Yoma Strategic Holdings Ltd. (a)	133,600	33,654

Papua New Guinea 2.81%
Oil Search Ltd.	10,655	51,798

Peru 3.91%
Credicorp Ltd.	384	42,232
Southern Copper Corp.	1,122	29,913
		72,145

Philippines 6.89%
Alliance Global Group, Inc.	182,959	77,331
Universal Robina Corp.	12,000	49,703
		127,034

Poland 4.78%
Eurocash SA	8,015	88,189

Republic of Korea 1.04%
Amorepacific Corp.	60	19,192

Singapore 1.02%
InterOil Corp. (a)	523	18,755

South Africa 4.28%
Life Healthcare Group Holdings Ltd.	9,145	26,256
Naspers Ltd.	407	52,685
		78,941

The accompanying notes are an integral part of these financial statements.

Geneva Emerging Markets Fund
Schedule of Investments (Continued)
August 31, 2015

	Shares	Value

Taiwan 2.26%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	2,094	$41,629

United States 1.45%
Cognizant Technology Solutions Corp. (a)	426	26,812
TOTAL COMMON STOCKS (Cost $1,975,803)		1,708,647

EXCHANGE TRADED FUNDS 1.55%
Market Vectors Vietnam ETF.	1,753	28,539
TOTAL EXCHANGE TRADED FUNDS (Cost $33,431)		28,539

SHORT-TERM INVESTMENTS 4.33%

Money Market Fund 4.33%
Fidelity Institutional Money Market Portfolio	79,721	79,721
TOTAL SHORT-TERM INVESTMENTS
(Cost $79,721)		79,721

Total Investments (Cost $2,088,955) 98.58%		1,816,907
Other Assets in Excess of Liabilities 1.42%		26,236
TOTAL NET ASSETS 100.00%		$1,843,143

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

Abbreviations:
ADR	American Depositary Receipt
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
SA	Abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SAB de CV	Sociedad Anonima Busastil de Capital Varible is a term for a publicly traded company in Mexico.
Bhd	Berhad is a term to indicate a private limited company in Malaysia.
PT	Perseroan Terbuka is an Indonesian term for a limited liability company.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Geneva Advisors Funds
Statements of Assets & Liabilities
August 31, 2015

	All Cap	Equity	International
	Growth Fund	Income Fund	Growth Fund
ASSETS
Investments, at value (cost $116,274,878,
$207,418,676, and $18,834,661, respectively)	$165,412,376	$228,250,274	$19,080,163
Receivable for Fund shares sold	31,706	200,838	25,109
Receivable for investments sold	—	1,754,014	—
Receivable from Advisor	—	—	10,564
Dividends and interest receivable	55,753	343,748	19,939
Foreign currencies	—	—	25,373
Other assets	49,877	20,306	7,714
TOTAL ASSETS	165,549,712	230,569,180	19,168,862

LIABILITIES
Payable for Fund shares redeemed	33,404	82,655	1,750
Payable for investments purchased	3,344,511	1,963,103	—
Payable to affiliates	54,393	93,309	27,005
Payable to Advisor	116,218	61,825	—
Payable for distribution fees	7,841	4,099	1,192
Payable for shareholder servicing fees	15,924	11,722	2,228
Accrued expenses and other liabilities	55,622	46,001	46,496
TOTAL LIABILITIES	3,627,913	2,262,714	78,671
NET ASSETS	$161,921,799	$228,306,466	$19,090,191

Net assets consist of:
Paid-in capital	$101,612,449	$205,386,423	$20,282,158
Accumulated net investment income (loss)	(958,688)	441,051	(14,719)
Accumulated net realized gain (loss)	12,130,540	1,647,394	(1,422,675)
Net unrealized appreciation (depreciation) on:
Investments	49,137,498	20,831,598	331,386
Foreign currency translation	—	—	(85,959)
NET ASSETS	$161,921,799	$228,306,466	$19,090,191

CLASS R SHARES
Net assets	$26,951,427	$6,144,748	$989,432
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,033,606	200,502	48,654
Net asset value, redemption price and
offering price per share(1)	$26.08	$30.65	$20.34

CLASS I SHARES
Net assets	$134,970,372	$222,161,718	$18,100,759
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	5,039,765	7,223,191	882,621
Net asset value, redemption price and
offering price per share(1)	$26.78	$30.76	$20.51

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Statements of Assets & Liabilities (Continued)
August 31, 2015

	Small Cap	Emerging
	Opportunities	Markets
	Fund	Fund
ASSETS
Investments, at value (cost $13,042,165 and
$2,088,955, respectively)	$12,445,216	$1,816,907
Receivable for Fund shares sold	70,030	—
Receivable for investments sold	—	64,034
Receivable from Advisor	13,876	18,655
Dividends and interest receivable	1,070	2,992
Cash	—	—
Foreign currencies	—	12,280
Other assets	6,118	10,686
TOTAL ASSETS	12,536,310	1,925,554

LIABILITIES
Payable for investments purchased	—	27,030
Payable to affiliates	18,510	25,288
Payable for distribution fees	215	93
Payable for shareholder servicing fees	388	72
Accrued expenses and other liabilities	36,717	29,928
TOTAL LIABILITIES	55,830	82,411
NET ASSETS	$12,480,480	$1,843,143

Net assets consist of:
Paid-in capital	$13,584,419	$2,327,103
Accumulated net investment income (loss)	(39,241)	3,049
Accumulated net realized gain (loss)	(467,749)	(214,477)
Net unrealized appreciation (depreciation) on:
Investments	(596,949)	(220,206)
Foreign currency translation	—	(52,326)
NET ASSETS	$12,480,480	$1,843,143

CLASS R SHARES
Net assets	$425,481	$181,884
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	21,874	11,835
Net asset value, redemption price and offering price per share(1)	$19.45	$15.37

CLASS I SHARES
Net assets	$12,054,999	$1,661,259
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	616,186	107,934
Net asset value, redemption price and offering price per share(1)	$19.56	$15.39

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Statements of Operations
For the Year Ended August 31, 2015

	All Cap	Equity	International
	Growth Fund	Income Fund	Growth Fund
INVESTMENT INCOME
Dividend income(1)	$418,681	$4,802,675	$256,333
Interest income	1,823	4,627	868
TOTAL INVESTMENT INCOME	420,504	4,807,302	257,201

EXPENSES
Management fees	1,852,406	2,683,603	281,073
Administration fees	167,999	232,661	68,480
Distribution fees - Class R shares	77,663	19,304	2,984
Fund accounting fees	65,667	81,365	55,158
Transfer agent fees and expenses	60,672	191,914	19,788
Shareholder servicing fees - Class R shares	31,065	7,721	1,194
Audit and tax fees	28,991	22,705	27,180
Federal and state registration fees	21,139	42,875	27,419
Custody fees	20,247	27,625	18,438
Reports to shareholders	18,116	11,635	2,837
Interest expense	16,267	682	552
Legal fees	12,453	12,957	13,542
Chief Compliance Officer fees	12,003	9,003	9,003
Trustees’ fees	5,503	5,503	5,503
Other expenses	12,659	10,382	5,944
TOTAL EXPENSES	2,402,850	3,359,935	539,095
Less waivers and reimbursement
by Advisor (Note 4)	(425,449)	(648,625)	(253,291)
NET EXPENSES	1,977,401	2,711,310	285,804

NET INVESTMENT INCOME (LOSS)	(1,556,897)	2,095,992	(28,603)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	14,283,547	2,061,336	(1,017,654)
Net realized loss on foreign currency translation	(55)	—	(2,738)
Net change in unrealized depreciation on:
Investments	(9,912,856)	(18,152,444)	(2,285,295)
Net foreign currency translation	—	—	(85,951)
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS	4,370,636	(16,091,108)	(3,391,638)
NET INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$2,813,739	$(13,995,116)	$(3,420,241)

(1)	Net of $2,046, $34,236, and $35,729 in foreign withholding tax and fees for the All Cap Growth Fund, Equity Income Fund and International Growth Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Statements of Operations (Continued)
For the Year Ended August 31, 2015

	Small Cap	Emerging
	Opportunities	Markets
	Fund	Fund
INVESTMENT INCOME
Dividend income(1)	$19,280	$20,047
Interest income	371	104
TOTAL INVESTMENT INCOME	19,651	20,151

EXPENSES
Management fees	64,784	15,403
Administration fees	43,572	39,137
Distribution fees - Class R shares	778	180
Fund accounting fees	33,383	38,183
Transfer agent fees and expenses	15,597	17,043
Shareholder servicing fees - Class R shares	311	72
Audit and tax fees	27,043	21,451
Federal and state registration fees	35,134	27,717
Custody fees	13,768	23,548
Reports to shareholders	455	1,584
Legal fees	12,531	10,003
Chief Compliance Officer fees	9,003	6,742
Trustees’ fees	5,503	5,327
Other expenses	3,500	6,692
TOTAL EXPENSES	265,362	213,082
Less waivers and reimbursement by Advisor (Note 4)	(199,489)	(197,427)
NET EXPENSES	65,873	15,655

NET INVESTMENT INCOME (LOSS)	(46,222)	4,496

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(104,670)	(214,477)
Net realized loss on foreign currency translation	—	(1,447)
Net change in unrealized depreciation on:
Investments	(606,024)	(220,206)
Net foreign currency translation	—	(52,326)
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS	(710,694)	(488,456)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(756,916)	$(483,960)

(1)	Net of $96 and $2,420 in foreign withholding tax and fees for the Small Cap Opportunities Fund and Emerging Markets Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
FROM OPERATIONS
Net investment loss	$(1,556,897)	$(2,886,724)
Net realized gain on investments	14,283,547	31,009,000
Net realized loss on foreign currency translation	(55)	(43)
Net change in unrealized depreciation on investments	(9,912,856)	(1,253,508)
Net increase in net assets from operations	2,813,739	26,868,725

FROM DISTRIBUTIONS
Net realized gain on investments - Class R	(3,626,521)	—
Net realized gain on investments - Class I	(15,598,126)	—
Net decrease in net assets resulting from distributions paid	(19,224,647)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	2,916,968	8,678,920
Proceeds from shares sold - Class I	34,630,662	56,075,131
Net asset value of shares issued to shareholders
in payment of distributions declared - Class R	3,602,427	—
Net asset value of shares issued to shareholders
in payment of distributions declared - Class I	13,328,600	—
Payments for shares redeemed - Class R(1)	(10,105,287)	(36,673,548)
Payments for shares redeemed - Class I(2)	(58,267,416)	(114,053,635)
Net decrease in net assets from capital share transactions	(13,894,046)	(85,973,132)
TOTAL DECREASE IN NET ASSETS	(30,304,954)	(59,104,407)

NET ASSETS:
Beginning of Year	192,226,753	251,331,160
End of Year	$161,921,799	$192,226,753
ACCUMULATED NET INVESTMENT LOSS	$(5,236,623)	$(3,679,683)

(1)	Net of redemption fees of $521 and $572 for the year ended August 31, 2015 and August 31, 2014, respectively.
(2)	Net of redemption fees of $6,397 and $9,469 for the year ended August 31, 2015 and August 31, 2014, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
FROM OPERATIONS
Net investment income	$2,095,992	$2,390,437
Net realized gain on investments	2,061,336	8,918,366
Net change in unrealized
appreciation (depreciation) on investments	(18,152,444)	25,842,792
Net increase (decrease) in net assets from operations	(13,995,116)	37,151,595

FROM DISTRIBUTIONS
Net investment income - Class R	(101,156)	(95,733)
Net investment income - Class I	(3,684,200)	(3,042,413)
Net realized gain on investments - Class R	(164,070)	(296,232)
Net realized gain on investments - Class I	(4,761,033)	(8,322,485)
Net decrease in net assets resulting from distributions paid	(8,710,459)	(11,756,863)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	1,121,569	1,336,555
Proceeds from shares sold - Class I	69,932,036	136,691,701
Net asset value of shares issued to shareholders
in payment of distributions declared - Class R	262,913	387,915
Net asset value of shares issued to shareholders
in payment of distributions declared - Class I	7,999,287	10,138,075
Payments for shares redeemed - Class R(1)	(2,443,594)	(1,226,125)
Payments for shares redeemed - Class I(2)	(60,051,194)	(53,205,610)
Net increase in net assets from capital share transactions	16,821,017	94,122,511
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,884,558)	119,517,243

NET ASSETS:
Beginning of Year	234,191,023	114,673,780
End of Year	$228,306,466	$234,191,023
ACCUMULATED NET INVESTMENT INCOME	$386,592	$2,075,956

(1)	Net of redemption fees of $361 and $239 for the year ended August 31, 2015 and August 31, 2014, respectively.
(2)	Net of redemption fees of $10,447 and $5,111 for the year ended August 31, 2015 and August 31, 2014, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014(1)
FROM OPERATIONS
Net investment income (loss)	$(28,603)	$11,195
Net realized loss on investments	(1,017,654)	(343,380)
Net realized gain (loss) on foreign currency translation	(2,738)	734
Net change in unrealized appreciation (depreciation) on:
Investments	(2,285,295)	2,538,290
Foreign currency translation	(85,951)	(8)
Net increase (decrease) in net assets from operations	(3,420,241)	2,206,831

FROM DISTRIBUTIONS
Net investment income - Class R	(572)	—
Net investment income - Class I	(18,582)	—
Net decrease in net assets resulting from distributions paid	(19,154)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	313,587	1,000,651
Proceeds from shares sold - Class I	6,819,868	26,718,678
Net asset value of shares issued to shareholders
in payment of distributions declared - Class R	572	—
Net asset value of shares issued to shareholders
in payment of distributions declared - Class I	18,489	—
Payments for shares redeemed - Class R(2)	(499,891)	(155,176)
Payments for shares redeemed - Class I(3)	(16,353,354)	(8,827,332)
Net increase (decrease) in net assets
from capital share transactions	(9,700,729)	18,736,821
TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,140,124)	20,943,652

NET ASSETS:
Beginning of Year	32,230,315	11,286,663
End of Year	$19,090,191	$32,230,315
ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(40,349)	$7,408

(1)	The International Growth Fund commenced operations on May 30, 2013.
(2)	Net of redemption fees of $197 and $184 for the year ended August 31, 2015 and August 31, 2014, respectively.
(3)	Net of redemption fees of $1,377 and $30,531 for the year ended August 31, 2015 and August 31, 2014, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund
Statements of Changes in Net Assets

	Year Ended	Period Ended
	August 31, 2015	August 31, 2014(1)
FROM OPERATIONS
Net investment loss	$(46,222)	$(12,391)
Net realized loss on investments	(104,670)	(363,079)
Net change in unrealized
appreciation (depreciation) on investments	(606,024)	9,075
Net decrease in net assets from operations	(756,916)	(366,395)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	244,738	374,954
Proceeds from shares sold - Class I	11,440,823	3,763,505
Payments for shares redeemed - Class R(2)	(68,671)	(105,086)
Payments for shares redeemed - Class I(3)	(314,168)	(1,732,304)
Net increase in net assets from capital share transactions	11,302,722	2,301,069
TOTAL INCREASE IN NET ASSETS	10,545,806	1,934,674

NET ASSETS:
Beginning of Year	1,934,674	—
End of Year	$12,480,480	$1,934,674
ACCUMULATED NET INVESTMENT LOSS	$(58,594)	$(12,372)

(1)	The Small Cap Opportunities Fund commenced operations on December 27, 2013.
(2)	Net of redemption fees of $92 and $— for the year ended August 31, 2015 and the period ended August 31, 2014, respectively.
(3)	Net of redemption fees of $1,968 and $— for the year ended August 31, 2015 and the period ended August 31, 2014, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Emerging Markets Fund
Statement of Changes in Net Assets

Period Ended
August 31, 2015(1)
FROM OPERATIONS
Net investment income	$4,496
Net realized loss on investments	(214,477)
Net realized loss on foreign currency translation	(1,447)
Net change in unrealized depreciation on investments	(220,206)
Foreign currency translation	(52,326)
Net decrease in net assets from operations	(483,960)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	254,924
Proceeds from shares sold - Class I	2,737,503
Payments for shares redeemed - Class R(2)	(36,408)
Payments for shares redeemed - Class I(3)	(628,916)
Net increase in net assets from capital share transactions	2,327,103
TOTAL INCREASE IN NET ASSETS	1,843,143

NET ASSETS:
Beginning of Period	—
End of Period	$1,843,143
ACCUMULATED NET INVESTMENT INCOME	$4,496

(1)	The Emerging Markets Fund commenced operations on November 26, 2014.
(2)	Net of redemption fees of $118 for the period ended August 31, 2015.
(3)	Net of redemption fees of $607 for the period ended August 31, 2015.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended August 31,
	2015		2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$28.75		$25.59	$22.12	$22.69	$16.97

Income (loss) from
investment operations:
Net investment loss(1)	(0.33)		(0.37)	(0.14)	(0.24)	(0.29)
Net realized and unrealized
gain (loss) on investments	0.93		3.53	3.61	(0.34)	6.01
Total from investment operations	0.60		3.16	3.47	(0.58)	5.72

Less distributions paid:
From net realized gain
on investments	(3.27)		—	—	—	—
Total distributions paid	(3.27)		—	—	—	—
Paid-in capital from
redemption fees (Note 2)	0.00	(2)	0.00 (2)	0.00 (2)	0.01	0.00 (2)
Net Asset Value, End of Period	$26.08		$28.75	$25.59	$22.12	$22.69

Total Return	2.27%		12.35%	15.69%	(2.51)%	33.71%

Supplemental Data and Ratios:
Net assets,
end of period (000’s)	$26,951		$33,299	$56,488	$51,033	$52,761
Ratio of expenses to average
net assets before waiver
and reimbursements	1.71	%(3)	1.62%	1.70%	1.71%	1.85%
Ratio of expenses to average
net assets after waiver
and reimbursements	1.46	%(3)	1.45%	1.45%	1.45%	1.50%
Ratio of net investment loss
to average net assets before
waiver and reimbursements	(1.46)%		(1.50)%	(0.84)%	(1.35)%	(1.62)%
Ratio of net investment loss
to average net assets after
waiver and reimbursements	(1.21)%		(1.33)%	(0.59)%	(1.09)%	(1.27)%
Portfolio turnover rate	53.0%		73.7%	89.3%	102.2%	57.8%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)
The ratio of expenses to average net assets includes interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expense were 1.70% and 1.45%, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended August 31,
	2015		2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$29.34		$26.03	$22.42	$22.91	$17.10

Income (loss) from
investment operations:
Net investment loss(1)	(0.24)		(0.29)	(0.06)	(0.16)	(0.20)
Net realized and unrealized
gain (loss) on investments	0.95		3.60	3.67	(0.33)	6.01
Total from investment operations	0.71		3.31	3.61	(0.49)	5.81

Less distributions paid:
From net realized gain
on investments	(3.27)		—	—	—	—
Total distributions paid	(3.27)		—	—	—	—
Paid-in capital from
redemption fees (Note 2)(2)	0.00		0.00	0.00	0.00	0.00
Net Asset Value, End of Period	$26.78		$29.34	$26.03	$22.42	$22.91

Total Return	2.63%		12.72%	16.10%	(2.14)%	33.98%

Supplemental Data and Ratios:
Net assets,
end of period (000’s)	$134,970		$158,927	$194,844	$192,219	$104,310
Ratio of expenses to average
net assets before waiver
and reimbursements	1.36	%(3)	1.33%	1.35%	1.36%	1.59%
Ratio of expenses to average
net assets after waiver
and reimbursements	1.11	%(3)	1.10%	1.10%	1.10%	1.23%
Ratio of net investment loss
to average net assets before
waiver and reimbursements	(1.11)%		(1.26)%	(0.50)%	(1.00)%	(1.27)%
Ratio of net investment loss
to average net assets after
waiver and reimbursements	(0.86)%		(1.03)%	(0.25)%	(0.74)%	(0.91)%
Portfolio turnover rate	53.0%		73.2%	89.3%	102.2%	57.8%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)
The ratio of expenses to average net assets includes interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expense were 1.35% and 1.10%, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended August 31,
	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$33.63	$28.90	$25.90	$23.34	$20.14

Income (loss) from
investment operations:
Net investment income(1)	0.18	0.30	0.30	0.27	0.26
Net realized and unrealized
gain (loss) on investments	(2.03)	6.30	2.89	2.59	3.20
Total from investment operations	(1.85)	6.60	3.19	2.86	3.46

Less distributions paid:
From net investment income	(0.43)	(0.45)	(0.19)	(0.30)	(0.25)
From net realized gain
on investments	(0.70)	(1.42)	—	0.00 (2)	(0.01)
Total distributions paid	(1.13)	(1.87)	(0.19)	(0.30)	(0.26)
Paid-in capital from
redemption fees (Note 2)(2)	0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Period	$30.65	$33.63	$28.90	$25.90	$23.34

Total Return	(5.75)%	23.45%	12.36%	12.30%	17.20%

Supplemental Data and Ratios:
Net assets,
end of period (000’s)	$6,145	$7,808	$6,253	$4,831	$2,976
Ratio of expenses to average
net assets before waiver
and reimbursements	1.71%	1.72%	1.75%	1.83%	2.15%
Ratio of expenses to average
net assets after waiver
and reimbursements	1.45%	1.45%	1.45%	1.45%	1.49%
Ratio of net investment income
to average net assets before
waiver and reimbursements	0.27%	0.67%	0.76%	0.69%	0.45%
Ratio of net investment income
to average net assets after
waiver and reimbursements	0.53%	0.94%	1.06%	1.07%	1.11%
Portfolio turnover rate	52.4%	67.8%	88.0%	69.1%	21.1%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended August 31,
	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$33.73	$28.98	$25.98	$23.39	$20.18

Income (loss) from
investment operations:
Net investment income(1)	0.30	0.40	0.39	0.35	0.33
Net realized and unrealized
gain (loss) on investments	(2.04)	6.33	2.91	2.59	3.19
Total from investment operations	(1.74)	6.73	3.30	2.94	3.52

Less distributions paid:
From net investment income	(0.53)	(0.56)	(0.30)	(0.35)	(0.30)
From net realized gain
on investments	(0.70)	(1.42)	—	0.00 (2)	(0.01)
Total distributions paid	(1.23)	(1.98)	(0.30)	(0.35)	(0.31)
Paid-in capital from
redemption fees (Note 2)(2)	0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Period	$30.76	$33.73	$28.98	$25.98	$23.39

Total Return	(5.42)%	23.88%	12.76%	12.66%	17.49%

Supplemental Data and Ratios:
Net assets,
end of period (000’s)	$222,162	$226,383	$108,421	$87,750	$37,991
Ratio of expenses to average
net assets before waiver
and reimbursements	1.37%	1.37%	1.40%	1.47%	1.87%
Ratio of expenses to average
net assets after waiver
and reimbursements	1.10%	1.10%	1.10%	1.10%	1.23%
Ratio of net investment income
to average net assets before
waiver and reimbursements	0.62%	0.99%	1.10%	1.03%	0.77%
Ratio of net investment income
to average net assets after
waiver and reimbursements	0.89%	1.26%	1.40%	1.40%	1.41%
Portfolio turnover rate	52.4%	67.8%	88.0%	69.1%	21.1%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

			Period Ended
	Year Ended August 31,		August 31,
	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$23.38	$20.49	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.10)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	(2.93)	2.95	0.52
Total from investment operations	(3.03)	2.89	0.49

Less distributions paid:
From net investment income	(0.01)	—	—
Total distributions paid	(0.01)	—	—
Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.00 (3)	—
Net Asset Value, End of Period	$20.34	$23.38	$20.49

Total Return(4)	(12.96)%	14.10%	2.45%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$989	$1,340	$416
Ratio of expenses to average net assets
before waiver and reimbursements(5)	2.46%	2.29%	17.90%
Ratio of expenses to average net assets
after waiver and reimbursements(5)	1.45%	1.45%	1.45%
Ratio of net investment loss to average
net assets before waiver and reimbursements(5)	(1.45)%	(1.12)%	(17.01)%
Ratio of net investment loss to average
net assets after waiver and reimbursements(5)	(0.44)%	(0.28)%	(0.56)%
Portfolio turnover rate(4)	71.0%	74.1%	11.9%

(1)	The Fund commenced operations on May 30, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Less than $0.005 per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

			Period Ended
	Year Ended August 31,		August 31,
	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$23.51	$20.52	$20.00

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.02)	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	(2.96)	2.95	0.54
Total from investment operations	(2.98)	2.96	0.52

Less distributions paid:
From net investment income	(0.02)	—	—
Total distributions paid	(0.02)	—	—
Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.03	—
Net Asset Value, End of Period	$20.51	$23.51	$20.52

Total Return(4)	(12.69)%	14.57%	2.60%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$18,101	$30,890	$10,871
Ratio of expenses to average net assets
before waiver and reimbursements(5)	2.09%	1.94%	6.81%
Ratio of expenses to average net assets
after waiver and reimbursements(5)	1.10%	1.10%	1.10%
Ratio of net investment loss to average
net assets before waiver and reimbursements(5)	(1.09)%	(0.78)%	(6.07)%
Ratio of net investment income (loss) to average
net assets after waiver and reimbursements(5)	(0.10)%	0.05%	(0.37)%
Portfolio turnover rate(4)	71.0%	74.1%	11.9%

(1)	The Fund commenced operations on May 30, 2013.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)	Less than $0.005 per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	August 31,	August 31,
	2015	2014(1)
Net Asset Value, Beginning of Period	$18.26	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.24)	(0.16)
Net realized and unrealized gain (loss) on investments	1.42	(1.58)
Total from investment operations	1.18	(1.74)

Less distributions paid:
Paid-in capital from redemption fees (Note 2)	0.01	—

Net Asset Value, End of Period	$19.45	$18.26

Total Return(3)	6.52%	(8.70)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$425	$245
Ratio of expenses to average net assets
before waiver and reimbursements(4)	6.07%	15.30%
Ratio of expenses to average net assets
after waiver and reimbursements(4)	1.55%	1.55%
Ratio of net investment loss to average
net assets before waiver and reimbursements(4)	(5.70)%	(15.02)%
Ratio of net investment loss to average
net assets after waiver and reimbursements(4)	(1.18)%	(1.27)%
Portfolio turnover rate(3)	48.6%	156.9%

(1)	The Fund commenced operations on December 27, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	August 31,	August 31,
	2015	2014(1)
Net Asset Value, Beginning of Period	$18.30	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.18)	(0.12)
Net realized and unrealized gain (loss) on investments	1.43	(1.58)
Total from investment operations	1.25	(1.70)

Less distributions paid:
Paid-in capital from redemption fees (Note 2)	0.01	—

Net Asset Value, End of Period	$19.56	$18.30

Total Return(3)	6.89%	(8.50)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$12,055	$1,690
Ratio of expenses to average net assets
before waiver and reimbursements(4)	4.84%	11.14%
Ratio of expenses to average net assets
after waiver and reimbursements(4)	1.20%	1.20%
Ratio of net investment loss to average
net assets before waiver and reimbursements(4)	(4.48)%	(10.89)%
Ratio of net investment loss to average
net assets after waiver and reimbursements(4)	(0.84)%	(0.95)%
Portfolio turnover rate(3)	48.6%	156.9%

(1)	The Fund commenced operations on December 27, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Emerging Markets Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
August 31,
2015(1)
Net Asset Value, Beginning of Period	$20.00

Income (loss) from investment operations:
Net investment income(2)	0.02
Net realized and unrealized loss on investments	(4.65)
Total from investment operations	(4.63)

Less distributions paid:
Paid-in capital from redemption fees (Note 2)	0.02

Net Asset Value, End of Period	$15.37

Total Return(3)	(23.15)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$182
Ratio of expenses to average net assets
before waiver and reimbursements(4)	16.02%
Ratio of expenses to average net assets
after waiver and reimbursements(4)	1.60%
Ratio of net investment loss to average
net assets before waiver and reimbursements(4)	(14.24)%
Ratio of net investment loss to average
net assets after waiver and reimbursements(4)	0.17%
Portfolio turnover rate(3)	70.6%

(1)	The Fund commenced operations on November 26, 2014.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Emerging Markets Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
August 31,
2015(1)
Net Asset Value, Beginning of Period	$20.00

Income (loss) from investment operations:
Net investment income(2)	0.05
Net realized and unrealized loss on investments	(4.66)
Total from investment operations	(4.61)

Less distributions paid:
Paid-in capital from redemption fees (Note 2)	0.01

Net Asset Value, End of Period	$15.39

Total Return(3)	(23.05)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,661
Ratio of expenses to average net assets
before waiver and reimbursements(4)	17.37%
Ratio of expenses to average net assets
after waiver and reimbursements(4)	1.25%
Ratio of net investment loss to average
net assets before waiver and reimbursements(4)	(15.74)%
Ratio of net investment loss to average
net assets after waiver and reimbursements(4)	0.38%
Portfolio turnover rate(3)	70.6%

(1)	The Fund commenced operations on November 26, 2014.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Notes to Financial Statements
August 31, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Geneva Advisors Funds (the “Funds”) represent distinct series with their own investment objectives and policies within the Trust.  The investment objective of the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Fund”), the Geneva Advisors International Growth Fund (the “International Growth Fund”), the Geneva Advisors Small Cap Opportunities Fund (the “Small Cap Opportunities Fund”) and the Geneva Advisors Emerging Markets Fund (the “Emerging Markets Fund”) is long-term capital appreciation.  The investment objective of the Geneva Advisors Equity Income Fund (the “Equity Income Fund”) is current income, with a secondary objective of modest capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  Each Fund currently offers Class R shares and Class I shares.  The two classes differ principally in their respective distribution expenses.  Each class of shares has identical rights and privileges except with respect to the distribution expenses and voting rights on matters affecting a single share class.  The All Cap Growth Fund commenced operations on September 28, 2007.  The Equity Income Fund commenced operations on April 30, 2010.  The International Growth Fund commenced operations on May 30, 2013.  The Small Cap Opportunities Fund commenced operations December 27, 2013.  The Emerging Markets Fund commenced operations on November 26, 2014.  Costs incurred by each Fund in connection with the organization, registration and the initial public offering of shares were paid by Geneva Advisors, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2015

represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day, or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national and foreign securities exchanges and over-the-counter markets as published by an approved pricing service (a “Pricing Service”).

Debt securities other than short-term instruments are valued at the mean in accordance with prices supplied by a Pricing Service.  A Pricing Service may use various valuation methods such as the mean between the bid and asked prices.  If the bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of 60 days or less are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its net asset value (“NAV”), whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2015

requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2015:

All Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$159,276,799	$—	$—	$159,276,799
Total Equity	159,276,799	—	—	159,276,799
Short-Term Investments	6,135,577	—	—	6,135,577
Total Investments
in Securities	$165,412,376	$—	$—	$165,412,376

Equity Income Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$208,938,523	$—	$—	$208,938,523
Real Estate
Investment Trusts	14,405,102	—	—	14,405,102
Total Equity	223,343,625	—	—	223,343,625
Short-Term Investments	4,906,649	—	—	4,906,649
Total Investments
in Securities	$228,250,274	$—	$—	$228,250,274

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2015

International Growth Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$14,464,607	$4,461,022	$—	$18,925,629
Total Equity	14,464,607	4,461,022	—	18,925,629
Short-Term Investments	154,534	—	—	154,534
Total Investments
in Securities	$14,619,141	$4,461,022	$—	$19,080,163

Small Cap Opportunities Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$11,708,626	$—	$—	$11,708,626
Total Equity	11,708,626	—	—	11,708,626
Short-Term Investments	736,590	—	—	736,590
Total Investments
in Securities	$12,445,216	$—	$—	$12,445,216

Emerging Markets Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$1,019,806	$688,841	$—	$1,708,647
Exchange-Traded Funds	28,539	—	—	28,539
Total Equity	1,048,345	688,841	—	1,737,186
Short-Term Investments	79,721	—	—	79,721
Total Investments
in Securities	$1,128,066	$688,841	$—	$1,816,907

(1)	See the Schedule of Investments for industry or geographic classifications.

Transfers between Levels are recognized as of the beginning and end of the financial reporting period. There were no significant transfers between levels for the Funds.

The Funds did not hold any Level 3 securities throughout the period. The Funds did not hold any derivative instruments throughout the period.

(b)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2015

(c)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The Funds charge a 2.00% redemption fee on shares held less than sixty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. The following table details redemption fees retained by the Funds.

	Period Ended	Period Ended
	August 31, 2015	August 31, 2014
All Cap Growth Fund
Class R	$521	$572
Class I	6,397	9,469
Equity Income Fund
Class R	361	239
Class I	10,447	5,111

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2015

	Period Ended	Period Ended
	August 31, 2015	August 31, 2014
International Growth Fund
Class R	197	184
Class I	1,377	30,531
Small Cap Opportunities Fund
Class R	92	—
Class I	1,968	—
Emerging Markets Fund
Class R	118	N/	A
Class I	607	N/	A

(f)	Expenses

Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means. Expenses directly attributable to a class of shares, which presently only include distribution (12b-1) and service fees, are recorded to the specific class.

(g)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions using the specific identification method for best tax relief order. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows(1):

	Ordinary Income	Long-Term Capital Gains
All Cap Growth Fund
Year Ended August 31, 2015	$—	$19,224,647
Year Ended August 31, 2014	$—	$—

	Ordinary Income	Long-Term Capital Gains
Equity Income Fund
Year Ended August 31, 2015	$3,785,356	$4,925,103
Year Ended August 31, 2014	$3,413,556	$8,343,307

	Ordinary Income	Long-Term Capital Gains
International Growth Fund
Year Ended August 31, 2015	$19,154	$—
Year Ended August 31, 2014	$—	$—

(1)
There were no distributions paid to shareholders of the Small Cap Opportunities Fund during the fiscal periods ended August 31, 2015 and August 31, 2014.  There were no distributions paid to shareholders of the Emerging Markets Fund during the period ended August 31, 2015.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2015

As of August 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

		All Cap	Equity
		Growth Fund	Income Fund
Cost basis of investments for
federal income tax purposes		$117,033,630	$206,200,598
Gross tax unrealized appreciation		51,855,684	31,957,625
Gross tax unrealized depreciation		(3,476,938)	(9,907,949)
Net tax unrealized appreciation		48,378,746	22,049,676
Undistributed ordinary income		—	542,151
Undistributed long-term capital gain		12,889,292	2,168,272
Total distributable earnings		12,889,292	2,710,423
Other accumulated losses		(958,688)	(1,840,056)
Total accumulated gains		$60,309,350	$22,920,043

		Small Cap	Emerging
	International	Opportunities	Markets
	Growth Fund	Fund	Fund
Cost basis of investments for
federal income tax purposes	$18,952,630	$13,074,529	$2,118,603
Gross tax unrealized appreciation	1,694,722	665,033	41,094
Gross tax unrealized depreciation	(1,567,189)	(1,294,346)	(342,790)
Net tax unrealized
appreciation (depreciation)	127,533	(629,313)	(301,696)
Undistributed ordinary income	—	—	3,049
Undistributed long-term capital gain	—	—	—
Total distributable earnings	—	—	3,049
Other accumulated losses	(1,319,500)	(474,626)	(185,313)
Total accumulated gains (losses)	(1,191,967)	$(1,103,939)	$(483,960)

The difference between book basis and tax basis of investments is attributable mainly to deferral of losses on wash sales and partnership basis adjustments.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2015

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended August 31, 2015, the following table shows the reclassifications made:

			International	Small Cap	Emerging
	All Cap	Equity	Growth	Opportunities	Markets
	Growth Fund	Income Fund	Fund	Fund	Fund
Undistributed
Net Investment
Income (Loss)	$4,277,935	$54,459	$25,630	$19,353	$(1,447)
Accumulated
Net Realized
Gain (Loss)	67	(221,736)	(9,009)	—	1,445
Paid-in Capital	(4,278,002)	167,277	(16,621)	(19,353)	2

At August 31, 2015, the International Growth and Small Cap Opportunities Fund had short-term capital losses of $132,479 and $249,961, respectively, which will be carried forward indefinitely to offset future realized capital gains.

At August 31, 2015, the following funds deferred, on a tax basis, late-year ordinary losses and post-October capital losses of:

	Ordinary Late	Post-October
	Year Loss	Capital Loss
All Cap Growth Fund	$(958,688)	$—
Equity Income Fund	—	—
International Growth Fund	(14,719)	(1,172,227)
Small Cap Opportunities Fund	(39,241)	(185,424)
Emerging Markets Fund	—	(184,829)

The Funds had no material uncertain tax positions and had not recorded a liability for unrecognized tax benefits as of August 31, 2015.  Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2015.  At August 31, 2015, the fiscal years 2012-2015 remained open to examination for the All Cap Growth Fund and the Equity Income Fund in each Fund’s major tax jurisdictions.  The fiscal years 2013-2015 remain open to examination for the International Growth Fund in the Fund’s major tax jurisdictions.  The fiscal years 2014-2015 remain open to examination for the Small Cap Opportunities Fund in the Fund’s major tax jurisdictions.  The fiscal year 2015 remains open to examination for the Emerging Markets Fund in the Fund’s major tax jurisdictions.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Funds. Under the terms of the

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2015

Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the following annual rates based on each Funds’ average daily net assets:

Rate
All Cap Growth Fund	1.10%
Equity Income Fund	1.10%
International Growth Fund	1.10%
Small Cap Opportunities Fund	1.20%
Emerging Markets Fund	1.25%

The Advisor has agreed to waive its management fee and/or reimburse each Fund’s other expenses through the expiration dates listed below, at the discretion of the Advisor and the Board of Trustees, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive generally of interest and tax expenses, brokerage commissions, acquired fund fees and expenses, extraordinary and non-recurring expenses such as litigation) do not exceed each Fund’s Expense Limitation Cap, listed below, of each Fund’s average daily net assets.

	Expense Limitation Cap
	Class R	Class I	Expiration Date
All Cap Growth Fund	1.45%	1.10%	December 29, 2016
Equity Income Fund	1.45%	1.10%	December 29, 2016
International Growth Fund	1.45%	1.10%	December 29, 2016
Small Cap Opportunities Fund	1.55%	1.20%	December 29, 2016
Emerging Markets Fund	1.60%	1.25%	November 19, 2017

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Funds’ expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three fiscal years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	All Cap	Equity	International	Small Cap	Emerging
	Growth	Income	Growth	Opportunities	Markets
	Fund	Fund	Fund	Fund	Fund
August 31, 2016	$603,542	$325,749	$73,646	$—	$—
August 31, 2017	583,375	522,690	233,519	130,117	—
August 31, 2018	425,449	648,625	253,291	199,489	197,427

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes them to pay Quasar Distributors,

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2015

LLC (the “Distributor”) a distribution fee of 0.25% of each Fund’s average daily net assets of Class R shares for services to prospective Fund shareholders and distribution of Fund shares, and 0.10% of each Fund’s average daily net assets of Class R shares for shareholder servicing.  During the period ended August 31, 2015, the Funds incurred distribution and shareholder servicing fees as follows:

		Shareholder
	Distribution Fees	Servicing Fees
All Cap Growth Fund	$77,663	$31,065
Equity Income Fund	$19,304	$7,721
International Growth Fund	$2,984	$1,194
Small Cap Opportunities Fund	$778	$311
Emerging Markets Fund	$180	$72

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  Fees incurred for the period ended August 31, 2015, and owed as of August 31, 2015 are as follows:

	Incurred	Owed
All Cap Growth Fund	$167,999	$28,060
Equity Income Fund	$232,661	$39,248
International Growth Fund	$68,480	$10,329
Small Cap Opportunities Fund	$43,572	$7,242
Emerging Markets Fund	$39,137	$6,930

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees incurred for the period ended August 31, 2015, and owed as of August 31, 2015 are as follows:

Fund Accounting	Incurred	Owed
All Cap Growth Fund	$65,667	$10,832
Equity Income Fund	$81,365	$13,974
International Growth Fund	$55,158	$9,578
Small Cap Opportunities Fund	$33,383	$5,463
Emerging Markets Fund	$38,183	$7,015

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2015

Transfer Agency	Incurred(1)	Owed
All Cap Growth Fund	$60,503	$9,935
Equity Income Fund	$191,703	$33,940
International Growth Fund	$19,619	$3,264
Small Cap Opportunities Fund	$15,535	$2,384
Emerging Markets Fund	$17,043	$4,473

(1)	These amounts do not include sub-transfer agency fees, therefore may not agree to the Statements of Operations.

Custody	Incurred	Owed
All Cap Growth Fund	$20,247	$3,562
Equity Income Fund	$27,625	$4,643
International Growth Fund	$18,438	$2,327
Small Cap Opportunities Fund	$13,768	$1,916
Emerging Markets Fund	$23,548	$5,378

The All Cap Growth, Equity Income and International Growth Funds each have a line of credit with US Bank (see Note 9).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended August 31, 2015, and owed as of August 31, 2015 are as follows:

	Incurred	Owed
All Cap Growth Fund	$12,003	$2,004
Equity Income Fund	$9,003	$1,504
International Growth Fund	$9,003	$1,507
Small Cap Opportunities Fund	$9,003	$1,505
Emerging Markets Fund	$6,742	$1,492

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2015

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

All Cap Growth Fund
	Year Ended	Year Ended
Class R	August 31, 2015	August 31, 2014
Shares Sold	108,636	313,498
Shares Issued to Holders in
Reinvestment of Distributions	140,227	—
Shares Redeemed	(373,696)	(1,362,179)
Net Decrease	(124,833)	(1,048,681)

	Year Ended	Year Ended
Class I	August 31, 2015	August 31, 2014
Shares Sold	1,237,818	1,979,469
Shares Issued to Holders in
Reinvestment of Distributions	506,405	—
Shares Redeemed	(2,121,270)	(4,047,807)
Net Decrease	(377,047)	(2,068,338)

Equity Income Fund
	Year Ended	Year Ended
Class R	August 31, 2015	August 31, 2014
Shares Sold	33,848	42,305
Shares Issued to Holders in
Reinvestment of Distributions	7,921	12,563
Shares Redeemed	(73,413)	(39,054)
Net Increase/(Decrease)	(31,644)	15,814

	Year Ended	Year Ended
Class I	August 31, 2015	August 31, 2014
Shares Sold	2,102,403	4,306,721
Shares Issued to Holders in
Reinvestment of Distributions	240,368	327,136
Shares Redeemed	(1,831,074)	(1,663,559)
Net Increase	511,697	2,970,298

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2015

International Growth Fund
	Year Ended	Year Ended
Class R	August 31, 2015	August 31, 2014
Shares Sold	13,837	43,852
Shares Issued to Holders in
Reinvestment of Distributions	25	—
Shares Redeemed	(22,520)	(6,830)
Net Increase/(Decrease)	(8,658)	37,022

	Year Ended	Year Ended
Class I	August 31, 2015	August 31, 2014
Shares Sold	297,637	1,167,707
Shares Issued to Holders in
Reinvestment of Distributions	823	—
Shares Redeemed	(729,903)	(383,522)
Net Increase/(Decrease)	(431,443)	784,185

Small Cap Opportunities Fund
	Year Ended	Period Ended
Class R	August 31, 2015	August 31, 2014(1)
Shares Sold	11,733	19,328
Shares Redeemed	(3,260)	(5,927)
Net Increase	8,473	13,401

	Year Ended	Period Ended
Class I	August 31, 2015	August 31, 2014(1)
Shares Sold	539,635	189,351
Shares Redeemed	(15,801)	(96,999)
Net Increase	523,834	92,352

Emerging Markets Fund
	Period Ended
Class R	August 31, 2015(2)
Shares Sold	13,848
Shares Redeemed	(2,013)
Net Increase	11,835

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2015

Period Ended
Class I	August 31, 2015(2)
Shares Sold	143,315
Shares Redeemed	(35,381)
Net Increase	107,934

(1)	The Small Cap Opportunities Fund commenced operations on December 27, 2013.
(2)	The Emerging Markets Fund commenced operations on November 26, 2014.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended August 31, 2015 are summarized below. There were no purchases or sales of U.S. government securities for the Funds.

				Small Cap	Emerging
	All Cap	Equity	International	Opportunities	Markets
	Growth Fund	Income Fund	Growth Fund	Fund	Fund
Purchases	$88,380,406	$141,075,379	$17,386,300	$13,156,701	$3,295,291
Sales	$119,903,013	$123,881,814	$25,569,801	$2,529,564	$1,071,564

(9)	Line of Credit

At August 31, 2015, the All Cap Growth, Equity Income and International Growth Funds, had lines of credit in the amount of $20,000,000, $14,000,000 and $2,000,000, respectively, which all mature August 12, 2016. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions. The credit facility is with the Funds’ custodian, U.S. Bank. Interest will be accrued at the prime rate of 3.25% (as of August 31, 2015).  The following table provides information regarding usage of the lines of credit for the period ended August 31, 2015.  There were no outstanding balances on the line of credit as of August 31, 2015.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
All Cap Growth Fund	23	$1,403,478	$16,267	$4,695,000	1/2/2015
International Growth Fund	10	$611,800	$552	$1,939,000	7/21/2015

* Interest expense is reported on the Statement of Operations.

(10)	Subsequent Event

The Fund has evaluated events and transactions that have occurred subsequent to August 31, 2015 and determined there were no subsequent events that would require recognition or disclosure in financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Geneva Advisors Funds and
  Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Geneva Advisors Funds, consisting of Geneva Advisors Equity Income Fund, Geneva Advisors All Cap Growth Fund, Geneva Advisors Small Cap Opportunities Fund, Geneva Advisors Emerging Markets Fund, and Geneva Advisors International Growth Fund (collectively, the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of August 31, 2015, and the related statements of operations, and the statements of changes in net assets and the financial highlights for each of the periods presented in the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds   are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2015, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the periods presented in the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin
October 30, 2015

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Fund”), the Geneva Advisors Equity Income Fund (the “Equity Income Fund”), the Geneva Advisors International Growth Fund (the “International Growth Fund”), and the Geneva Advisors Small Cap Opportunities Fund (the “Small Cap Growth Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Geneva Advisors, LLC the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.    NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

Robert C. Bridges and John P. Huber, co-portfolio managers of the All Cap Growth Fund and Equity Income Fund, Gordon C. Scott, a co-portfolio manager of the Equity Income Fund, Daniel P. Delany, co-portfolio manager of the International Growth Fund and the Small Cap Opportunities Fund, Reiner M. Triltsch and Matthew K. Scherer, co-portfolio managers of the International Growth Fund and James L. Farrell, co-portfolio manager of the Small Cap Opportunities Fund as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program, and discussed the Adviser’s marketing activity and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.    INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the All Cap Growth Fund and the Equity Income Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2015, and the performance of the Institutional Class shares of the International Growth Fund and Small Cap Opportunities Fund for the year-to-date and one-year periods ended April 30, 2015.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the All Cap and Equity Income Funds on both an absolute basis and in comparison to a benchmark index (the Russell 3000 Growth Index for the All Cap Growth Fund, the S&P 500 Index for the Equity Income Fund).  The Trustees compared the performance of the International Growth Fund to the Russell Global ex US Index and the Small Cap Opportunities Fund to the Russell 2000 Growth Index.  The Trustees also compared each Fund’s performance to a peer group of similar funds as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end large growth funds for the All Cap Growth Fund and for the Equity Income Fund, a peer group of U.S. open end foreign large growth funds for the International Growth Fund, and a peer group of U.S. open end small growth funds for the Small Cap Opportunities Fund) (each a “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser similar to the Funds in terms of investment strategy.

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

The Trustees noted that the All Cap Growth Fund’s performance for the year-to-date, one-year, three-year and five-year periods ended April 30, 2015 was below the Morningstar Peer Group median for those periods, falling in the third quartile for the year-to-date and one-year periods and the fourth quartile for the three-year and five-year periods.  The Trustees further noted that the All Cap Growth Fund’s performance for the year-to-date period ended March 31, 2015 outperformed the Russell 3000 Growth Index, and for the one-year, three-year, five-year and since inception periods ended March 31, 2015 underperformed the Russell 3000 Growth Index.

The Trustees noted that the Equity Income Fund’s performance for the five-year period ended April 30, 2015 fell within the second quartile and ranked above the Morningstar Peer Group median.  The Trustees further noted that the Equity Income Fund’s performance for the year-to-date, one-year and three-year periods ended April 30, 2015 was below its peer group median and fell within third quarter for the year-to-date period and within the fourth quartile for the one-year and three-year periods.  The Trustees noted that the Equity Income Fund’s performance for the year-to-date and since-inception periods ended March 31, 2015 outperformed the S&P 500 Index, while the Fund’s performance for the one-year and three-year periods ended March 31, 2015 lagged the S&P 500 Index.

The Trustees noted that the International Growth Fund’s performance for the year-to-date and one-year periods ended April 30, 2015, was below the Morningstar Peer Group median for those periods and fell within the fourth and third quartiles, respectively.  The Trustees noted that the International Growth Fund’s performance for the since inception period ended March 31, 2015 outperformed the Russell Global ex US Index, while the Fund’s performance for the year-to-date and one-year period ended March 31, 2015 lagged that Index.

The Trustees noted that the Small Cap Opportunities Fund’s performance for the year-to-date and one-year periods ended April 30, 2015 ranked above the Morningstar Peer Group median and fell within the first quartile for each period.  The Trustees noted that the Small Cap Opportunities Fund’s performance for the year-to-date period ended March 31, 2015 outperformed the Russell 2000 Growth Index, while the Fund’s performance for the one-year and since inception periods ended March 31, 2015 lagged that Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.    COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided substantial subsidies for the Funds’ operations since each Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidizations undertaken by the Adviser, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 24, 2015 meeting and the August 4, 2015 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that unlike most mutual funds, including those in the Morningstar Peer Groups, the Funds’ operate under a unitary fee structure whereby many of the Funds’ ordinary operating expenses are paid by the Adviser out of its management fee.

The Trustees noted that the All Cap Growth Fund’s contractual management fee of 1.10% was the highest in its peer group, above its peer group average and median of 0.70%, which fell within the second quartile.  The Trustees observed that the All Cap Growth Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% for its Institutional Class shares fell within the fourth quartile, above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.94%, which fell at the top of the second quartile.  The Trustees then compared the fees paid by the All Cap Growth Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees noted that the Equity Income Fund’s contractual management fee of 1.10% was the highest in its peer group, above its peer group average and median of 0.75%, which fell at the top of the second quartile.  The Trustees observed that the Equity Income Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% for its Institutional Class shares, which fell into the fourth quartile, was higher than its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.96%, which fell within the second quartile.  The Trustees then compared the fees paid by the Equity Income Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees noted that the International Growth Fund’s contractual management fee of 1.10% was the highest in its peer group, above its peer group average of 0.81%, which fell within the second quartile.  The Trustees observed that the International Growth

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% for its Institutional Class shares, which fell into the second quartile, was equal to its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.10%, which also fell within the second quartile.  The Trustees then compared the fees paid by the International Growth Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees noted that the Small Cap Opportunities Fund’s contractual management fee of 1.20% fell within the fourth quartile, above its peer group average of 0.91%, which fell within the third quartile.  The Trustees observed that the Small Cap Opportunities Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.20% for its Institutional Class shares, which was at the top of the second quartile, was below its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.23%, which fell within the third quartile.  The Trustees then compared the fees paid by the International Growth Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that while the Adviser was not realizing profits in connection with its management of the International Growth Fund and the Small Cap Opportunities Fund, the Adviser’s profit from sponsoring the All Cap Growth Fund and the Equity Income Fund had not been, and currently was not, excessive and that the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support certain of the Funds’ operations.

4.    EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Funds.  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee structure.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

5.    BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2016 as being in the best interests of the Funds and their shareholders.

Geneva Advisors Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Geneva Advisors Funds
Additional Information
(Unaudited)

Tax Information

The Funds designated the following percentages of ordinary dividends declared during the fiscal period ended August 31, 2015 as dividends qualifying for the dividends received deduction available to corporate shareholders:

All Cap Growth Fund	0.00%
Equity Income Fund	94.00%
International Growth Fund	100.00%
Small Cap Opportunities Fund	0.00%
Emerging Markets Fund	0.00%

The Funds designated the following percentages of ordinary dividends declared from net investment income during the fiscal period ended August 31, 2015, as qualified income under the Jobs and Growth Tax Relief Act of 2003:

All Cap Growth Fund	0.00%
Equity Income Fund	100.00%
International Growth Fund	100.00%
Small Cap Opportunities Fund	0.00%
Emerging Markets Fund	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-343-6382.

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	38	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 60		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
three portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	38	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986–present).		(an open-end
investment
company with
three portfolios).

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	38	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager, Ramius
Milwaukee, WI 53202		October 23,	Director, Chief		IDF fund
Age: 72		2009	Administrative		complex (two
			Officer (“CAO”) and		closed-end
			Chief Compliance		investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio);
Independent
Trustee, Gottex
Multi-Asset
Endowment fund
complex (three
closed-end
investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Alternatives
fund complex
(three closed-end
investment
companies)
(2010–2015).

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

Interested Trustee and Officers

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	38	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 53		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
three portfolios).

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 58	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 41	and	2013	Services LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice President,	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Officer, Vice	July 1,	Services, LLC (January
Age: 55	President and	2014	2014–present); Senior
	Anti-Money		Vice President, Ariel
	Laundering		Investments, LLC
	Officer		(2010–2013); Vice
President, Ariel
Investments, LLC
(2003–2010).

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Adam W. Smith	Secretary	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.		Term; Since	President, U.S.
Milwaukee, WI 53202		May 29,	Bancorp Fund
Age: 33		2015	Services, LLC
(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 33		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		April 23,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2011–present);
Student, Illinois
State University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 1,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

PROXY VOTING POLICIES AND PROCEDURES (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-343-6382. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-343-6382, or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 1-877-343-6382 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Geneva Advisors Funds

Investment Advisor
Geneva Advisors, LLC
181 W. Madison Street, Suite 3575
Chicago, Illinois 60602

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2015 [1]	FYE 8/31/2014 [2]
Audit Fees	$110,295	$84,115
Audit-Related Fees	0	0
Tax Fees	$19,070	$14,680
All Other Fees	0	0

1)	Relates to the All Cap Growth, Equity Income, International Growth, Small Cap Opportunities Funds and the Emerging Markets Fund.
2)	Relates to the All Cap Growth, Equity Income, International Growth and Small Cap Opportunities Funds.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2015	FYE 8/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2015	FYE 8/31/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  11/4/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
 John Buckel, President

Date 11/4/2015

By (Signature and Title)*  /s/ Jennifer Lima
   Jennifer Lima, Treasurer

Date  11/4/2015

* Print the name and title of each signing officer under his or her signature.